SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report :  June 18, 1998

(Date of earliest event reported)

Commission File No.:  333-48943

First Union-Lehman Brothers-Bank of America
Commercial Mortgage Trust
Commercial Mortgage Pass- Through Certificates
Series 1998-C2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On June 18, 1998 a distribution was made to holders of First Union- Lehman Brothers-Bank of America Commercial Mortgage Trust ,Commercial Mortgage Pass-Through Certificates, Series 1998-C2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of  Commercial   Mortgage
     Pass-Through Certificates, Series 1998-C2, relating to the June 18, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  First Union-Lehman Brothers-Bank of America
                            Commercial Mortgage Trust
                 Commercial Mortgage Pass- Through Certificates
                                 Series 1998-C2

June 29, 1998      by Norwest Bank Minnesota, N.A., as Trustee
                      /s/ Sherri J. Sharps, Vice President


                                INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1  Monthly   report   distributed   to  holders  of  Commercial   Mortgage
     Pass-Through Certificates, Series 1998-C2, relating to the June 18, 1998 distribution